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                                                                      Exhibit 23


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K/A, into the Company's previously filed Registration Statements (File No. 333-50259; File No. 333-94439 and File No. 333-89683).


/s/ ARTHUR ANDERSEN LLP
-------------------------
Arthur Andersen LLP

San Antonio, Texas
April 13, 2000